SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2025
Share-Based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
During the six months ended June 30, 2025, 340,000 share options were exercised. The Company issued a total of 47,060 new shares in full satisfaction of the options exercised which had a total intrinsic value of $0.3 million on the day of exercise. The weighted average exercise price of the options exercised was $8.63 per share.

In March 2025, the Company awarded a total of 465,000 options to officers, employees and directors, pursuant to the Company’s share option plan. The options have a five-year term and a three-year vesting period and the first options will be exercisable from March 2026 onwards. The initial strike price was $8.39 per share.